Exhibit 10.123
PROMISSORY NOTE

(Development Expenses)

$4,000,000.00
Date:  December 20, 2012
Maturity Date: The earlier of i) 31 days after the total Advances equal $4,000,000.00 or ii) July 1, 2013

1.         AGREEMENT TO PAY.  For value received, CORONUS ENERGY CORP., a Delaware corporation (“Owner”); CORONUS 29-PALMS NORTH 1 LLC, a Delaware limited liability company; CORONUS 29-PALMS NORTH 2 LLC, a Delaware limited liability company; CORONUS 29-PALMS NORTH 3 LLC, a Delaware limited liability company; CORONUS YUCCA VALLEY EAST 1 LLC, a Delaware limited liability company; CORONUS YUCCA VALLEY EAST 2 LLC, a Delaware limited liability company; CORONUS YUCCA VALLEY EAST 3, a Delaware limited liability company; CORONUS JOSHUA TREE EAST 1 LLC, a Delaware limited liability company; CORONUS JOSHUA TREE EAST 2 LLC, a Delaware limited liability company; CORONUS JOSHUA TREE EAST 3 LLC, a Delaware limited liability company; CORONUS JOSHUA TREE EAST 4 LLC, a Delaware limited liability company; CORONUS JOSHUA TREE EAST 5 LLC, a Delaware limited liability company; CORONUS APPLE VALLEY EAST 1 LLC, a Delaware limited liability company; CORONUS APPLE VALLEY EAST 2 LLC, a Delaware limited liability company; CORONUS ADELANTO WEST 1 LLC, a Delaware limited liability company; and CORONUS ADELANTO WEST 2 LLC, a Delaware limited liability company (each a “Borrower Entity” and collectively with the Owner, the “Borrower”), hereby promise to pay to the order of CLEAN FOCUS FINANCING COMPANY, LP, a Delaware limited partnership, its successors and assigns (the “Lender”), the principal sum of Four Million and 00/100 Dollars ($4,000,000.00) (the “Loan”), or so much of the Loan as may be advanced pursuant to the agreement between the Borrower and the Lender regarding the funding of certain acquisition, development, interconnection and permitting costs of those fifteen (15) solar photovoltaic electric generation installations to be developed and owned by the Borrower Entities, one installation per Borrower Entity, on or before the Maturity Date set forth above (the “Maturity Date”) (unless converted pursuant to the Stock Purchase Agreement of even date herewith between Borrower, Lender and Coronus Solar Inc., a company incorporated under the laws of Canada (“Coronus Solar”) (the “Stock Purchase Agreement”)), at the place and in the manner hereinafter provided, together with interest thereon at the rate or rates described below, and any and all other amounts which may be due and payable hereunder or under any of the Loan Documents (as hereinafter defined) from time to time.

2.         INTEREST RATE.

2.1        Interest Prior to Default.  Interest shall accrue on the outstanding principal balance of this Note from the date hereof through the Maturity Date at a per annum rate of interest of six percent (06.0%) (the “Interest Rate”).

Execution Form	1	Promissory Note / CFFC/ Coronus Energy Inc. and Borrower Entities

2.2        Interest After Default.  From and after the Maturity Date or upon the occurrence and during the continuance of an Event of Default, interest shall accrue on the unpaid principal balance during any such period at a per annum rate of interest of fourteen percent (14.0%) (the “Default Rate”); provided, however, in no event shall the Default Rate exceed the maximum rate permitted by law.  The interest accruing under this section shall be immediately due and payable by the Borrower to the holder of this Note upon demand and shall be additional indebtedness evidenced by this Note.

2.3        Interest Calculation.  Interest on this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed in any portion of a month in which interest is due.  If any payment to be made by the Borrower hereunder shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing any interest in respect of such payment.

3.         PAYMENT TERMS.

3.1        Principal and Interest.  Payments of principal and interest due under this Note, if not sooner declared to be due in accordance with the provisions hereof, shall be made as follows:

(a)         The unpaid principal balance of this Note, if not sooner paid or declared to be due in accordance with the terms hereof, together with all accrued and unpaid interest thereon and any other amounts due and payable hereunder or under any of the Loan Documents, shall be converted into capital contributions to the Borrower in full on the earlier to occur of (i) the Maturity Date, or (ii) the date on which the Loan is converted into capital contributions to the Owner and the Borrower Entities as described in Section 5. below.

(b)        If conversion does not occur on or before the Maturity Date, then the unpaid principal balance of this Note outstanding on the Maturity Date, together with all accrued and unpaid interest on the principal balance of this Note shall be due and payable  on the Maturity Date, which amounts shall be paid directly by the Borrower from sources other than the proceeds of the Loan.

3.2        Application of Payments.  Prior to the occurrence of an Event of Default, all payments and prepayments on account of the indebtedness evidenced by this Note shall be applied  as follows: (a) first, to fees, expenses, costs and other similar amounts then due and payable to the Lender, including, without limitation any late charges due hereunder, (b) second, to accrued and unpaid interest on the principal balance of this Note, (c) third, to any escrows, impounds or other amounts which may then be due and payable under the Loan Documents, (d) fourth, to any other amounts then due the Lender hereunder or under any of the Loan Documents, and (e) last, to the unpaid principal balance of this Note.  After an Event of Default has occurred and is continuing, payments may be applied by the Lender to amounts owed hereunder and under the Loan Documents in such order as the Lender shall determine, in its sole discretion.

Execution Form	2	Promissory Note / CFFC/ Coronus Energy and Borrower Entities

3.3        Method of Payments.  All payments of principal and interest hereunder shall be paid by wire transfer, check or in coin or currency which, at the time or times of payment, is the legal tender for public and private debts in the United States of America and shall be made at such place as the Lender or the legal holder or holders of this Note may from time to time appoint in the payment invoice or otherwise in writing, and in the absence of such appointment, then at the offices of the Lender at 150 Mathilda Place, Suite 206, Sunnyvale, California 94086.  Payment made by check shall be deemed paid on the date the Lender receives such check; provided, however, that if such check is subsequently returned to the Lender unpaid due to insufficient funds or otherwise, the payment shall not be deemed to have been made and shall continue to bear interest until collected.  Notwithstanding the foregoing, the final payment due under this Note must be made by wire transfer or other immediately available funds.

3.4        Late Charge.  If any payment of interest or principal due hereunder is not made within fifteen (15) days after such payment is due in accordance with the terms hereof, then, in addition to the payment of the amount so due, the Borrower shall pay to the Lender a “late charge” of four cents for each whole dollar so overdue to defray part of the cost of collection and handling such late payment.  The Borrower agrees that the damages to be sustained by the holder hereof for the detriment caused by any late payment are extremely difficult and impractical to ascertain, and that the amount of four cents for each one dollar due is a reasonable estimate of such damages, does not constitute interest, and is not a penalty.

3.5        Principal Prepayments.  This Note may be prepaid, either in whole or in part, without penalty or premium, at any time and from time to time.

4.         ADVANCES.  Borrower may request advances, in whole or in part, of up to the maximum amount of the Loan (each an “Advance”) upon the delivery to Lender of invoices indicating the amounts, recipient(s) and nature of the development expenses for the Projects which will be paid with the Advance.  As identified in Exhibit A, Lender and Borrower have mutually agreed upon an anticipated schedule of dates and amounts on which Advances will be made.  Variances from this agreed upon schedule may occur with the prior consent of the Lender and Borrower.  Lender shall have up to five (5) business days after receipt of a request for an Advance to verify the accuracy of the information accompanying such Advance request before honoring the Advance request.

5.         CONVERSION.  Pursuant to the terms of the Stock Purchase Agreement it is expected that the Share of Owner (as defined in the Stock Purchase Agreement) will be transferred by Coronus Solar to Lender and registered in the name of Lender on or before the Maturity Date.  Upon the transfer and registration of the Share in the name of Lender, all then outstanding Advances under the Loan, together with all accrued but unpaid interest, shall be converted into capital contributions by Lender to such of the Owner and Borrower Entities for the benefit of which Advances have been made.  This Note and the Borrower Obligations with respect to this Note and the Loan will be deemed cancelled and terminated in full upon Lender’s verification of such transfer and registration.

6.         SECURITY.  This Note is secured by those certain:  (a) Collateral Assignment and Pledge Agreement of Owner assigning Lender a security interest in Owner’s one hundred

Execution Form	3	Promissory Note / CFFC/ Coronus Energy and Borrower Entities

percent (100%) membership interest in each of the Borrower Entities and Vacant Land Purchase Agreements for the acquisition of the vacant parcels on which Projects will be located; (b) certain Mortgage, Assignment of Rents, Security Agreement and Financing Statement to be executed for each of the site parcels in which Borrower has acquired a vested ownership interest (the “Pledge Agreement”); (c) Assignment of Agreements and Pledge Agreement of Coronus Solar assigning Lender a security interest in Coronus Solar’s one hundred percent (100%) capital stock ownership of Owner ; (d) Guaranty dated of even date herewith and duly executed and delivered by Coronus Solar; and (e) certain other agreements and assignments (this Note, the Pledge Agreement, the other documents referenced above, and any and all other documents now or hereafter given to evidence or secure payment of this Note or delivered to induce the Lender to Advance the proceeds of the Loan, as such documents may hereafter be amended, restated or replaced from time to time, are hereinafter collectively referred to as the “Loan Documents”).  Reference is hereby made to the Loan Documents (which are incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a statement of the covenants and agreements contained therein, a statement of the rights, remedies, and security afforded thereby, and all matters therein contained.

7.         EVENTS OF DEFAULT.  The occurrence of any one or more of the following events shall constitute an “Event of Default” under this Note:

(a)         the failure by the Borrower to pay within ten (10) days after written notice thereof to Borrower by Lender (i) any installment of principal or interest payable pursuant to this Note when due, or (ii) any other amount payable to Lender under this Note or any other Loan Document in accordance with the terms hereof or thereof on the date when due; or

(b)        the occurrence of any “Event of Default” under any of the other Loan Documents.

8.         REMEDIES.  At the election of the holder hereof, and without notice, the principal balance remaining unpaid under this Note, and all unpaid interest accrued thereon and any other amounts due hereunder, shall be and become immediately due and payable in full upon the occurrence of any Event of Default.  Failure to exercise this option shall not constitute a waiver of the right to exercise same in the event of any subsequent Event of Default.  No holder hereof shall, by any act of omission or commission, be deemed to waive any of its rights, remedies or powers hereunder or otherwise unless such waiver is in writing and signed by the holder hereof, and then only to the extent specifically set forth therein.  The rights, remedies and powers of the holder hereof, as provided in this Note and in all of the other Loan Documents are cumulative and concurrent, and may be pursued singly, successively or together against the Borrower, any Guarantor hereof, and any other security given at any time to secure the repayment hereof, including, without limitation, any interests in real property, all at the sole discretion of the holder hereof.  If any suit or action is instituted or attorneys are employed to collect this Note or any part hereof, the Borrower promises and agrees to pay all costs of collection, including reasonable attorneys’ fees and court costs.

9.         COVENANTS AND WAIVERS.  The Borrower and all others who now or may at any time become liable for all or any part of the obligations evidenced hereby, expressly agree

Execution Form	4	Promissory Note / CFFC/ Coronus Energy and Borrower Entities

hereby to be jointly and severally bound, and jointly and severally:  (i) waive and renounce any and all homestead, redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness evidenced by this Note or by any extension or renewal hereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor, and notice of protest; (iii) except as expressly provided in the Loan Documents, waive any and all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default, or enforcement of the payment hereof or hereunder; (iv) waive any and all lack of diligence and delays in the enforcement of the payment hereof; (v) agree that the liability of the Borrower and each guarantor, endorser or obligor shall be unconditional and without regard to the liability of any other person or entity for the payment hereof, and shall not in any manner be affected by any indulgence or forbearance granted or consented to by the Lender to any of them with respect hereto; (vi) consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Lender with respect to the payment or other provisions hereof, and to the release of any security at any time given for the payment hereof, or any part thereof, with or without substitution, and to the release of any person or entity liable for the payment hereof; and (vii) consent to the addition of any and all other makers, endorsers, guarantors, and other obligors for the payment hereof, and to the acceptance of any and all other security for the payment hereof, and agree that the addition of any such makers, endorsers, guarantors or other obligors, or security shall not affect the liability of the Borrower, any guarantor and all others now liable for all or any part of the obligations evidenced hereby.  This provision is a material inducement for the Lender making the Loan to the Borrower.

10.       GENERAL AGREEMENTS.

10.1      Business Purpose Loan.  The Loan is being made for commercial, investment or business purposes, and not for personal, family or household purposes, and therefore, the Loan, including interest rate, fees and charges as contemplated hereby, is a business loan under California state Law.  The Borrower agrees that the Loan evidenced by this Note is an exempted transaction under the Truth In Lending Act, 15 U.S.C., §1601, et seq.

10.2      Time.  Time is of the essence hereof.

10.3      Governing Law.  This Note is governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the statutes, laws and decisions of the State of California, United States of America, without regard to its conflict of laws provisions.

10.4      Amendments.  This Note may not be changed or amended orally but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

10.5      No Joint Venture.  The Lender shall not be construed for any purpose to be a partner, joint venturer, agent or associate of the Borrower or of any lessee, operator, concessionaire or licensee of the Borrower in the conduct of its business, and by the execution of this Note, the Borrower agrees to indemnify, defend, and hold the Lender harmless from and

Execution Form	5	Promissory Note / CFFC/ Coronus Energy and Borrower Entities

against any and all damages, costs, expenses and liability that may be incurred by the Lender as a result of a claim that the Lender is such partner, joint venturer, agent or associate.

10.6      Joint and Several Obligations.  If this Note is executed by more than one party, the obligations and liabilities of each Borrower under this Note shall be joint and several and shall be binding upon and enforceable against each Borrower and their respective successors and assigns.  This Note shall inure to the benefit of and may be enforced by the Lender and its successors and assigns.

10.7      Severable Loan Provisions.  If any provision of this Note is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, the Borrower and the Lender shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.

10.8      Interest Limitation.  If the interest provisions herein or in any of the Loan Documents shall result, at any time during the Loan, in an effective rate of interest which, for any month, exceeds the limit of usury or other laws applicable to the Loan, all sums in excess of those lawfully collectible as interest of the period in question shall, without further agreement or notice between or by any party hereto, be applied upon principal immediately upon receipt of such monies by the Lender, with the same force and effect as though the payer has specifically designated such extra sums to be so applied to principal and the Lender had agreed to accept such extra payment(s) as a premium-free prepayment.  Notwithstanding the foregoing, however, the Lender may at any time and from time to time elect by notice in writing to the Borrower to reduce or limit the collection to such sums which, when added to the said first-stated interest, shall not result in any payments toward principal in accordance with the requirements of the preceding sentence.  In no event shall any agreed to or actual exaction as consideration for this Loan transcend the limits imposed or provided by the law applicable to this transaction or the makers hereof in the jurisdiction in which real property securing this Note is located for the use or detention of money or for forbearance in seeking its collection.

10.9      Assignability.  The Lender may at any time assign its rights in this Note and the Loan Documents, or any part thereof and transfer its rights in any or all of the collateral, and the Lender thereafter shall be relieved from all liability with respect to the Loan or such collateral upon such transferee’s assumption in writing of Lender’s obligations with respect thereto.  In addition, the Lender may at any time sell one or more participations in the Note.  Notwithstanding the foregoing, Lender agrees that Lender or agents of Lender shall continue to service the Loan prior to the earlier to occur of (i) Borrower’s full repayment of amounts owing the Lender pursuant to the Loan Documents; (ii) the Maturity Date; or (iii) the occurrence of an Event of Default.  The Borrower may not assign its interest in this Note, or any other agreement with the Lender or any portion thereof, either voluntarily or by operation of law, without the prior written consent of the Lender.

Execution Form	6	Promissory Note / CFFC/ Coronus Energy and Borrower Entities

11.       NOTICES.  All notices required under this Note will be in writing and will be transmitted in the manner and to the addresses set forth below, or to such other addresses as the Lender and the Borrower may specify from time to time in writing.

To Lender:	Clean Focus Financing Company, LP 150 Mathilda Place Suite 206 Sunnyvale, California 94086 Attn: Stanley Chin
To Borrower:	Coronus Energy Corp. 1100-1200 West 73rd Avenue Vancouver, British Columbia Canada V6P 6G5 Attn: Jeff Thachuk, President
To Guarantor:	Coronus Solar, Inc. 1600 - 609 Granville Street Vancouver, British Columbia Canada V7Y IC3 Attn: Jeff Thachuk, President

12.       CONSENT TO JURISDICTION.  TO INDUCE THE LENDER TO ACCEPT THIS NOTE, THE BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO THE LENDER’S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE MAY BE LITIGATED IN STATE OR FEDERAL COURT SITTING IN THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, UNITED STATES OF AMERICA.  BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF SUCH STATE OR FEDERAL COURT WITH APPLICABLE JURISDICTION SITTING IN THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, UNITED STATES OF AMERICA, WAIVES PERSONAL SERVICE OF PROCESS UPON THE BORROWER, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO THE BORROWER AT THE ADDRESS STATED IN THE LOAN AGREEMENT AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

13.       WAIVER OF JURY TRIAL.  THE BORROWER AND THE LENDER (BY ACCEPTANCE OF THIS NOTE), HAVING BEEN REPRESENTED BY COUNSEL, EACH KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (A) UNDER THIS NOTE OR ANY RELATED AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THIS NOTE OR (B) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS NOTE, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A

Execution Form	7	Promissory Note / CFFC/ Coronus Energy and Borrower Entities

COURT AND NOT BEFORE A JURY.  THE BORROWER AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST THE LENDER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

14.       WAIVER OF DEFENSES.  OTHER THAN CLAIMS BASED UPON THE FAILURE OF THE LENDER TO ACT IN A COMMERCIALLY REASONABLE MANNER OR OTHER DEFAULT OF LENDER UNDER THE LOAN DOCUMENTS, THE BORROWER WAIVES EVERY PRESENT AND FUTURE DEFENSE (OTHER THAN THE DEFENSE OF PAYMENT IN FULL), CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH THE BORROWER MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY THE LENDER IN ENFORCING THIS NOTE OR ANY OF THE LOAN DOCUMENTS.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO THE BORROWER.

15.       EXPENSES AND INDEMNIFICATION.  The Borrower shall pay up to Twenty Thousand and 00/100 Dollars ($20,000.00) in costs and expenses incurred by the Lender in connection with the preparation of this Note and the Loan Documents, which may include, without limitation, reasonable attorneys’ fees and time charges of attorneys who may be employees of the Lender or any affiliate or parent corporation of the Lender, and any and all stamp and other taxes, UCC search fees, filing fees and other costs and expenses in connection with the execution and delivery of this Note and the other instruments and documents to be delivered hereunder .  The Borrower agrees to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses.  The Borrower hereby authorizes the Lender to charge any account of the Borrower with the Lender for all sums due under this section.  The Borrower also agrees to defend (with counsel satisfactory to the Lender), protect, indemnify and hold harmless the Lender, any parent corporation, affiliated corporation or subsidiary of the Lender, and each of their respective officers, directors, employees, attorneys and agents (each, an “Indemnified Party”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and distributions of any kind or nature (including, without limitation, the disbursements and the reasonable fees of counsel for each Indemnified Party thereto, which shall also include, without limitation, reasonable attorneys’ fees and time charges of attorneys who may be employees of the Lender or any parent or affiliated corporation of the Lender), which may be imposed on, incurred by, or asserted against, any Indemnified Party (whether direct, indirect or consequential and whether based on any federal, state or local laws or regulations, including, without limitation, securities, environmental laws and commercial laws and regulations, under common law or in equity, or based on contract or otherwise) in any manner relating to or arising out of this Note or any of the Loan Documents, or any act, event or transaction related or attendant thereto, the preparation, execution and delivery of this Note and the Loan Documents, the making or issuance and management of the Loan, the use or intended use of the proceeds of the Loan and the enforcement of the Lender’s rights and remedies under this Note, the Loan Documents, any other instruments and documents delivered hereunder or thereunder, or under any other agreement between the Borrower and the Lender; provided, however, that the Borrower shall not have any obligation hereunder to any Indemnified Party with respect to matters caused by or resulting from the willful misconduct or gross negligence of such Indemnified Party.  To the extent that the undertaking to indemnify set forth in the preceding sentence may be unenforceable because it violates any law or public policy, the

Execution Form	8	Promissory Note / CFFC/ Coronus Energy and Borrower Entities

Borrower shall satisfy such undertaking to the maximum extent permitted by applicable law.  Any liability, obligation, loss, damage, penalty, cost or expense covered by this indemnity shall be paid to such Indemnified Party on demand, and failing prompt payment, together with interest thereon at the Default Rate from the date incurred by such Indemnified Party until paid by the Borrower, shall be added to the obligations of the Borrower evidenced by this Note and secured by the collateral securing this Note.  This indemnity is not intended to excuse the Lender from performing hereunder.  The provisions of this section shall survive the closing of the Loan, the satisfaction and payment of this Note and any cancellation of the Loan Documents.  But for Earthlight Solar Inc., Borrower represents and warrants that it has not employed a broker or other finder in connection with the Loan.  Borrower shall also pay, and hold Lender harmless from, any and all claims of any brokers, finders or agents claiming a right to any fees in connection with arranging the financing contemplated hereby in breach of Borrower’s representation in the immediately foregoing sentence.

16.       Registered Form.

This Note is intended to be in “registered form” for purposes of Sections 871(h), 881(c) and 163(f) of the Internal Revenue Code, so that interest thereon qualifies as “portfolio interest” under Sections 871(h) and 881(c) of the Internal Revenue Code.  All payments in respect of the Note will be absolutely net to Lender, and made free and clear of any United States withholding tax.

Borrower shall maintain, as its agent, the registrar and transfer agent identified below (the “Registration Agent”) which shall be required and authorized, as Borrower’s agent, to receive notices of transfers of this Note and maintain a book entry register of such transfers, as is necessary for this Note to be considered to be in registered form for purposes of Sections 871(h), 881(c) and 163(f) of the Internal Revenue Code.  Any transfer by Lender of the obligations evidenced by this Note to pay principal and interest shall not be effective unless and until written notice of such transfer has been delivered to the Registration Agent.  Such written notice may be in any form (including without limitation in the form of a copy of an assignment agreement) provided that the notice identifies the transferor, the transferee, the transferee’s tax identification number, the transferee’s addresses for notices and payments, and the effective date of transfer.  This Note may not at any time be endorsed to, or made to the order of, bearer, nor may the Note be endorsed in blank.

Concurrently herewith, pursuant to a separate agreement, Borrower has appointed Clean Focus Management, LLC, a Delaware limited liability company and an affiliate of Lender, as Borrower’s Registration Agent.  Any written notice of transfer of this Note shall be effective only if and when delivered to the Registration Agent.

Any attempt by Borrower to modify, condition, or revoke the appointment of Registration Agent as Borrower’s agent pursuant to this Section 15 without Lender’s prior written consent shall be ineffective and shall constitute an event of default hereunder.  Lender may condition its consent on Borrower’s appointment of a successor Registration Agent acceptable to Lender on terms and conditions acceptable to Lender in Lender’s sole discretion.  In the event that Registration Agent resigns, Borrower shall appoint a successor Registration Agent; provided that the identity of the successor Registration Agent and the terms and conditions of the appointment

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shall be subject to Lender’s prior written consent which consent may be granted or withheld in Lender’s sole discretion.

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IN WITNESS WHEREOF, the Borrower has executed and delivered this Promissory Note as of the day and year first above written.

BORROWER:

CORONUS ENERGY CORP., a Delaware
corporation

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS 29-PALMS NORTH 1 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS 29-PALMS NORTH 2 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

Execution Form	11	Promissory Note / CFFC/ Coronus Energy and Borrower Entities

CORONUS 29-PALMS NORTH 3 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS YUCCA VALLEY EAST 1 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS YUCCA VALLEY EAST 2 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS YUCCA VALLEY EAST 3LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

Execution Form	12	Promissory Note / CFFC/ Coronus Energy and Borrower Entities

CORONUS JOSHUA TREE EAST 1 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS JOSHUA TREE EAST 2 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS JOSHUA TREE EAST 3 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS JOSHUA TREE EAST 4 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

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CORONUS JOSHUA TREE EAST 5 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS APPLE VALLEY EAST 1 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS APPLE VALLEY EAST 2 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS ADELANTO WEST 1 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

Execution Form	14	Promissory Note / CFFC/ Coronus Energy and Borrower Entities

CORONUS ADELANTO WEST 2 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

Execution Form	15	Promissory Note / CFFC/ Coronus Energy and Borrower Entities

EXHIBIT A – Advances

Draw	Draw Date	Amount
1	Within, at most, two (2) business days of signing of this Promissory Note and Loan Documents	$1,500,000
2	January 6, 2013	$500,000
3	January 31, 2013	$1,000,000
4	February 28, 2013	$1,000,000

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